AMERITAS LIFE INSURANCE CORP. ("AMERITAS")

           SUPPLEMENT TO AMERITAS NO-LOAD VARIABLE ANNUITY PROSPECTUS
                                DATED MAY 1, 2000

                        SUPPLEMENT DATED AUGUST 10, 2000


The prospectus section on ANNUITY INCOME OPTIONS, pages 21-22, is amended by deleting the next to the last paragraph of the section, which begins on page 21, and replacing it with the following:

        The rate of interest payable under the Interest Payment, Designated Amount Annuity or Designated Period Annuity options will be guaranteed to be no less than 3% compounded yearly. Payments under the Life Annuity and Joint and Last Survivor Annuity options will be based on the 1983 Table "a" Individual Annuity Table, projected for seventeen years, at 3 1/2% interest. Ameritas may, at any time of election of an Annuity Income Option, offer more favorable rates in lieu of the guaranteed rates specified in the Annuity Tables. These rates may be based on Annuity Tables which distinguish between males and females.


This Supplement should be retained with the current prospectus for your variable Policy issued by Ameritas Life Insurance Corp. If you do not have a current prospectus, please contact Ameritas at 1-800-255-9678.